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                                                                    EXHIBIT 21.1

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SUBSIDIARY                                                 STATE OF                                OTHER NAMES USED
                                                  ORGANIZATION/INCORPORATION

ACRE Richfield, LLC                                        Delaware                                       None
ACRE Seymour, LLC                                          Delaware                                       None
Corporate Technology Centre Associates II LLC              California                                     None
Corporate Technology Centre Associates LLC                 California                                     None
CTC Associates I GenPar, LLC                               California                                     None
CTC Associates I, L.P.                                     Delaware                                       None
CTC Associates II GenPar, LLC                              Delaware                                       None
CTC Associates II, L.P.                                    Delaware                                       None
CTL I Maryland, Inc.                                       Delaware                                       None
iStar CTL I GenPar, Inc.                                   Delaware                                       None
iStar CTL I, L.P.                                          Delaware                                       None
iStar Harrisburg Business Trust                            Delaware                                       None
iStar Harrisburg GenPar LLC                                Delaware                                       None
iStar Harrisburg, L.P.                                     Delaware                                       None
iStar Preferred Holdings, LLC                              Delaware                                       None
iStar Real Estate Services, Inc.                           Maryland                                       None
iStar San Jose, L.L.C.                                     Delaware                                       None
iStar Sunnyvale Partners, L.P.                             Delaware                                       None
iStar Sunnyvale, LLC                                       Delaware                                       None
P Funding Inc.                                             Delaware                                       None
TriNet Concord Farms I, L.P.                               Massachusetts                                  None
TriNet Concord Farms II, L.P.                              Massachusetts                                  None
TriNet Concord Farms III, L.P.                             Massachusetts                                  None
TriNet Corporate Partners I, LP                            Delaware                                       None
TriNet Corporate Partners II, LP                           Delaware                                       None
TriNet Corporate Partners III, LP                          Delaware                                       None
TriNet Corporate Realty Trust, Inc.                        Maryland                                       None
TriNet Essential Facilities I, Inc.                        Maryland                                       None
TriNet Essential Facilities II, Inc.                       Maryland                                       None
TriNet Essential Facilities III, Inc.                      Maryland                                       None
TriNet Essential Facilities IV, Inc.                       Maryland                                       None
TriNet Essential Facilities V, Inc.                        Maryland                                       None
TriNet Essential Facilities VI, Inc.                       Maryland                                       None
TriNet Essential Facilities VII, Inc.                      Maryland                                       None
TriNet Essential Facilities VIIIR, Inc.                    Maryland                                       None
TriNet Essential Facilities X, Inc.                        Maryland                                       None
TriNet Essential Facilities XI, Inc.                       Maryland                                       None
TriNet Essential Facilities XII, Inc.                      Maryland                                       None
TriNet Essential Facilities XIV, Inc.                      Maryland                                       None
TriNet Essential Facilities XIX, Inc.                      Maryland                                       None
TriNet Essential Facilities XV, Inc.                       Maryland                                       None
TriNet Essential Facilities XVI, Inc.                      Maryland                                       None
TriNet Essential Facilities XVIII, Inc.                    Maryland                                       None
TriNet Essential Facilities XX, Inc.                       Maryland                                       None
TriNet Essential Facilities XXI, Inc.                      Maryland                                       None
TriNet Essential Facilities XXII, Inc.                     Maryland                                       None
TriNet Essential Facilities XXIII, Inc.                    Maryland                                       None
TriNet Essential Facilities XXIV, Inc.                     Maryland                                       None
TriNet Essential Facilities XXIX, Inc.                     Maryland                                       None
TriNet Essential Facilities XXV, Inc.                      Maryland                                       None
TriNet Essential Facilities XXVI, Inc.                     Maryland                                       None
TriNet Essential Facilities XXVII, Inc.                    Maryland                                       None
TriNet Essential Facilities XXVIII, Inc.                   Maryland                                       None

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

SUBSIDIARY                                                 STATE OF                                OTHER NAMES USED
                                                  ORGANIZATION/INCORPORATION

TriNet Essential Facilities XXX, Inc.                      Maryland                                       None
TriNet Management Operating Company, Inc.                  Maryland                                       None
TriNet Milpitas Associates, LLC                            Maryland                                       None
TriNet Property Partners, L.P.                             Maryland                                       None
TriNet Realty Capital, Inc.                                Maryland                                       None
TriNet Realty Investors I, Inc.                            Maryland                                       None
TriNet Realty Investors II, Inc.                           Maryland                                       None
TriNet Realty Investors III, Inc.                          Maryland                                       None
TriNet Realty Investors IV, Inc.                           Maryland                                       None
TriNet Realty Investors V, Inc.                            Maryland                                       None
TriNet Realty Ventures, Inc.                               Maryland                                       None
TriNet Sunnyvale Partners, L.P.                            Maryland                                       None
TriNet XVII Realty Trust                                   Massachusetts                                  None
W9/TriNet Poydras, LLC                                     Maryland                                       None
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